UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2022
TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $.01 par value	TDS	New York Stock Exchange
Depositary Shares each representing a 1/1000th interest in a share of 6.625% Series UU Cumulative Redeemable Perpetual Preferred Stock, $.01 par value	TDSPrU	New York Stock Exchange
Depositary Shares each representing a 1/1000th interest in a share of 6.000% Series VV Cumulative Redeemable Perpetual Preferred Stock, $.01 par value	TDSPrV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting of Shareholders of Telephone and Data Systems, Inc. (TDS) held on May 19, 2022, based on the below voting results, the shareholders of TDS approved the Telephone and Data Systems, Inc. 2022 Long-Term Incentive Plan (the 2022 Incentive Plan). The purposes of the 2022 Incentive Plan are: (i) to align the interests of the stockholders of TDS and recipients of awards under the 2022 Incentive Plan by increasing the proprietary interest of such recipients in TDS’ growth and success; (ii) to advance the interests of TDS by attracting and retaining officers and other employees of TDS and certain of its affiliates; and (iii) to motivate such persons to act in the long-term best interests of TDS and TDS’ shareholders.

A total of 5 million Common Shares are reserved for issuance under the 2022 Incentive Plan. Under the 2022 Incentive Plan, TDS is authorized to grant incentive stock options, nonqualified stock options, stock appreciation rights, bonus stock awards, restricted stock awards, restricted stock unit awards, other stock-based awards and performance awards.

The 2022 Incentive Plan will be administered by a committee selected by the TDS Board of Directors and made up of two or more members of the TDS Board of Directors, each of whom is intended to be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. Participants in the 2022 Incentive Plan will consist of certain employees of TDS and certain of its affiliates selected by the committee in its sole discretion.

The 2022 Incentive Plan will terminate as of the first annual meeting of TDS' shareholders to occur on or after May 19, 2032, unless terminated earlier by the TDS Board of Directors.

Other terms of the 2022 Incentive Plan, including material terms of performance goals under such plan, are set forth under Proposal 3 of the TDS definitive proxy statement dated April 6, 2022, as filed with the SEC on Schedule 14A on April 6, 2022, which are incorporated by reference herein.

The foregoing description is qualified in its entirety by reference to the 2022 Incentive Plan, which is included as Exhibit 10.1 to this Form 8-K and incorporated by reference into this Item 5.02.

United States Cellular Corporation 2022 Long-Term Incentive Plan

United States Cellular Corporation (UScellular), a subsidiary of TDS, filed a Form 8-K dated May 17, 2022, which included shareholder approval of the UScellular 2022 Long-Term Incentive Plan, which will be used to determine compensation paid to the UScellular President and Chief Executive Officer (CEO). Because UScellular is a principal business unit of TDS, the President and CEO of UScellular is a named executive officer of TDS. Accordingly, the UScellular 2022 Long-Term Incentive Plan that was filed by UScellular is incorporated as an Exhibit to this Form 8-K.

The provisions of the UScellular 2022 Long-Term Incentive Plan are described in, and filed as Exhibit 10.1, to UScellular's Form 8-K dated May 17, 2022, which is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders
At the Annual Meeting of Shareholders on May 19, 2022, the following number of votes were cast for the matters indicated. The following voting results are final.

1.Election of Directors.

The following directors received the following votes and were elected:

a. For the election of eight Directors of TDS by the holders of Series A Common Shares:

Nominee	For	Withhold	Broker Non-vote
James W. Butman	73,232,587	—	980
LeRoy T. Carlson, Jr.	73,232,587	—	980
Letitia G. Carlson, M.D.	73,232,587	—	980
Prudence E. Carlson	73,232,587	—	980
Walter C. D. Carlson	73,232,587	—	980
Kimberly D. Dixon	73,232,587	—	980
Christopher D. O'Leary	73,232,587	—	980
Laurent C. Therivel	73,232,587	—	980

b. For the election of four Directors of TDS by the holders of Common Shares:

Nominee	For	Withhold	Broker Non-vote
Clarence A. Davis	94,618,077	3,228,026	4,570,603
George W. Off	54,681,023	43,165,079	4,570,603
Wade Oosterman	91,184,270	6,661,832	4,570,603
Dirk S. Woessner	91,534,501	6,311,602	4,570,603

2.Proposal to ratify the selection of PricewaterhouseCoopers LLP as Independent Registered Public Accountants for 2022.

The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote
126,091,521	489,063	52,336	—

3.Proposal to approve the TDS 2022 Long-Term Incentive Plan.

The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote
108,846,204	15,327,931	74,724	2,384,060

4.Proposal to approve, on an advisory basis, the compensation of our named executive officers as disclosed in TDS' Proxy Statement dated April 6, 2022 (commonly known as "Say-on-Pay").

The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote
122,905,842	1,261,628	81,390	2,384,060

5.Shareholder Proposal to recapitalize TDS' outstanding stock to have an equal vote per share.

The proposal received the following votes and was defeated:

For	Against	Abstain	Broker Non-vote
44,495,607	79,667,157	86,095	2,384,060

Item 9.01. Financial Statements and Exhibits
(d)   The following exhibits are being filed herewith:

Exhibit Number	Description of Exhibits
10.1
Telephone and Data Systems, Inc. 2022 Long-Term Incentive Plan, is hereby incorporated by reference from Exhibit A to the TDS definitive proxy statement dated April 6, 2022, which was filed with the SEC on Schedule 14A on April 6, 2022.

10.2
United States Cellular Corporation 2022 Long-Term Incentive Plan, is hereby incorporated by reference from Exhibit A to the UScellular definitive proxy statement dated April 5, 2022, which was filed with the SEC on Schedule 14A on April 5, 2022.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEPHONE AND DATA SYSTEMS, INC.

Date:	May 23, 2022	By:	/s/ Peter L. Sereda
Peter L. Sereda
Executive Vice President and Chief Financial Officer